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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 29, 2000



                               GENERAL MAGIC, INC.
             (Exact Name of Registrant as Specified in its Charter)


            DELAWARE                       000-25374                         77-0250147
(State or Other Jurisdiction of     (Commission File Number)      (IRS Employer Identification No.)
         Incorporation)


          420 NORTH MARY AVENUE                                   94086
          SUNNYVALE, CALIFORNIA                                 (Zip Code)
 (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (408) 774-4000

                                      NONE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

     On March 29, 2000, General Magic, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") providing for the issuance and sale to existing stockholders of the Company a total of 2,200 shares of its Series H Convertible Preferred Stock (the "Series H Shares"), together with warrants to purchase a number of warrant shares for each of the Series H Shares for an aggregate purchase price of $22,000,000 (the "Series H Financing").

     The Company is today filing a copy of the Securities Purchase Agreement together with certain other agreements and instruments executed in connection therewith.

        The foregoing description of the Series H Financing is qualified in its entirety by the Securities Purchase Agreement, dated as of March 29, 2000, and the other agreements and instruments executed in connection therewith, copies of which are attached as exhibits to this Current Report on Form 8-K.



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibit is filed with this report on Form 8-K:


Exhibit No.           Description
-----------           -----------
4.1                   Securities Purchase Agreement, dated as of March 29,
                      2000, by and among General Magic, Inc., a Delaware
                      corporation, and the investors listed on the Schedule of
                      Buyers attached thereto
4.2                   Conversion Agreement, dated as of March 29, 2000, by and
                      among General Magic, Inc., a Delaware Corporation, and the investors that are signatories thereto.
4.3                   Certificate of Designations, Preferences and Rights of
                      Series H Convertible preferred Stock of General Magic,
                      Inc.
4.4                   Registration Rights Agreement, dated as of March 29,
                      2000, by and among General Magic, Inc., a Delaware
                      corporation, and the investors that are signatories
                      thereto
4.5                   Form of Warrant to Purchase Common Stock of General
                      Magic, Inc.



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

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MAGIC, INC.

   Dated:  March 31, 2000                   By: /s/ Mary Doyle
                                                -------------------------------
                                                Mary E. Doyle
                                                General Counsel and Secretary



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                                  EXHIBIT INDEX


Exhibit No.           Description
-----------           -----------
4.1                   Securities Purchase Agreement, dated as of March 29,
                      2000, by and among General Magic, Inc., a Delaware
                      corporation, and the investors listed on the Schedule of
                      Buyers attached thereto
4.2                   Conversion Agreement, dated as of March 29, 2000, by and
                      among General Magic, Inc., a Delaware Corporation, and the investors that are signatories thereto.
4.3                   Certificate of Designations, Preferences and Rights of
                      Series H Convertible preferred Stock of General Magic,
                      Inc.
4.4                   Registration Rights Agreement, dated as of March 29,
                      2000, by and among General Magic, Inc., a Delaware
                      corporation, and the investors that are signatories
                      thereto
4.5                   Form of Warrant to Purchase Common Stock of General
                      Magic, Inc.



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